UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report: October 11, 2012


                                   30DC, INC.
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Maryland                   000-30999                  16-1675285
-----------------------------     ----------------        ----------------------
(State or other jurisdiction      (Commission File            (IRS Employer
      of incorporation)                Number)            Identification Number)


                 80 BROAD STREET, 5TH FLOOR, NEW YORK, NY 10004
            --------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (212) 962-4400
            --------------------------------------------------------
               Registrant's telephone number, including area code


            --------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c)

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                   SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02 - UNREGISTERED SHARES OF EQUITY SECURITIES
----------------------------------------------------

STOCK OPTIONS

On October 11, 2012, the Board of Directors of 30DC, Inc. ("the Company") authorized the issuance of options exercisable for a total of 3,000,000 shares of the Company's common stock for services rendered as an Officer and/or Director of the Company. The terms are as set forth in the table below and the Options are to be issued under the 30DC, Inc. 2012 Stock Option and Award Plan.

                               NUMBER OF  EXERCISE
          NAME                   SHARES     PRICE      TERM    VESTING TERMS
------------------------------  ---------  --------  --------  -------------
Henry Pinskier, Director        1,500,000  $0.08     10 Years  (1)

Theodore A. Greenberg,          1,500,000  $0.08     10 Years  (1)
Chief Financial Officer and
Director
------------------------------

(1) Vesting Terms are Three Years, 1/3 the January 1st after the grant, 1/3 the following January 1st and 1/3 the following January 1st.

COMMON STOCK

Pursuant to the Consulting Services Agreement by and between the Company and GHL Group, Ltd., discussed below in Section 5.02, the Company is issuing 500,000 shares of its restricted common stock to GHL Group, LTD., an entity of which Mr. Greg Laborde, a director of the Company, serves as the President.

EXEMPTION FROM REGISTRATION CLAIMED

THE ABOVE ISSUANCE BY THE COMPANY OF ITS UNREGISTERED SECURITIES WERE MADE BY THE COMPANY IN RELIANCE UPON SECTION 4(2) OF THE SECURITIES ACT OF 1933, AS AMENDED. THE INDIVIDUALS THAT WERE ISSUED THE UNREGISTERED SECURITIES WERE KNOWN TO THE COMPANY AND ITS MANAGEMENT, THROUGH PRE-EXISTING BUSINESS RELATIONSHIPS, OR AS LONG STANDING BUSINESS ASSOCIATES. THE INDIVIDUAL WAS PROVIDED ACCESS TO ALL MATERIAL INFORMATION, WHICH IT REQUESTED, AND ALL INFORMATION NECESSARY TO VERIFY SUCH INFORMATION AND WAS AFFORDED ACCESS TO MANAGEMENT OF THE COMPANY IN CONNECTION WITH THEIR PURCHASES. THE PURCHASER OF THE UNREGISTERED SECURITIES ACQUIRED SUCH SECURITIES FOR INVESTMENT AND NOT WITH A VIEW TOWARD DISTRIBUTION, ACKNOWLEDGING SUCH INTENT TO THE COMPANY. ALL CERTIFICATES OR AGREEMENTS REPRESENTING SUCH SECURITIES CONTAINED RESTRICTIVE LEGENDS, PROHIBITING FURTHER TRANSFER OF THE CERTIFICATES OR AGREEMENTS REPRESENTING SUCH SECURITIES, WITHOUT SUCH SECURITIES EITHER BEING FIRST REGISTERED OR OTHERWISE EXEMPT FROM REGISTRATION IN ANY FURTHER RESALE OR DISPOSITION.


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                         SECTION 5 - CORPORATE GOVERANCE

ITEM 5.02 - DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
--------------------------------------------------------------------------------

DEPARTURE OF DIRECTOR

On October 11, 2012, the Company's Board of Directors accepted the resignation of Mr. Clinton Carey as a Director.

APPOINTMENT OF DIRECTOR

Henry Pinskier, age 52, serves as Chair and Joint Owner (1993- current) of Medi7 Pty Ltd., a General Practice medical services company with 70 Doctors and staff across multiple clinics in Melbourne Australia. Mr. Pinskier also currently serves as Chair for RivusTV P/L an unlisted Public Company, which provides syndicated, secure easy to use video on demand system utilizing Pay Per View with a multi-level payment distribution process.

He has previously served on the boards of 3 publicly listed companies in Australia related to Health technology in the area of Medical devices and services as well as having served as a Director of a Private US company with an Australian subsidiary delivering safety surveillance services.

Mr. Pinskier has been involved in the Health Sector and IT /IM sector as well as having served as a Director in the past on a number of Victorian public sector organizations, VMIA the State Government of Victoria's Insurance Company from 2005-2011, Yarra Valley Water from 2008-2011 and The Alfred Group of Hospitals from 2000-2009. From 1985 until 2000, he practiced medicine.

Across the different organizations he Chaired Strategy subcommittees, Risk and Audit Committees, Nomination Committees and been part of Finance Committees

Mr. Pinskier attended and graduated MBBS from Monash University in 1984.

Mr. Pinskier's experience brings a wide knowledge of Industry, Government, Governance, Strategic and Business Development to the Company.

As part of his appointment, the Company has issued Mr. Pinskier an option exercisable for 1,500,000 shares of the Company's common stock, under the Company's 2012 Stock Option and Award Plan. The option has a term of 10 years and an exercise price of $0.08 per share. The option will vest at a rate of 1/3 of the shares at January 1, 2013, 2014 and 2015.

GHL GROUP, INC. CONSULTING AGREEMENT

Effective July 15, 2012, the Company entered into a Consulting Services Agreement with GHL Group, Ltd., who's President, Gregory H. Laborde, is a member of the Company's Board of Directors. The Agreement has a term of six months. Pursuant to the Consulting Agreement, GHL Group is to receive 500,000 shares of the restricted common stock of 30DC, Inc. and payments of $3,000 monthly, payable on the 15th of each month beginning July 15, 2012. The last payment shall occur on December 15, 2012.

Pursuant to the Consulting Services Agreement, GHL Group will provide the Company with financial consulting services including but not limited to evaluation of financial forecasts, assist in the development of business and financial plans and assist in the identification of potential acquisitions and financial sources.

A copy of the Consulting Agreement is attached hereto as Exhibit 10.1.


                            SECTION 8 - OTHER EVENTS


ITEM 8.01 - OTHER EVENTS
------------------------

On October 11, 2012, the Company approved and ratified the 2012 30DC, Inc. Stock Option and Award Plan. A copy is attached hereto as Exhibit 99.1.


                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 -  FINANCIAL STATEMENTS AND EXHIBITS
----------------------------------------------

(D) EXHIBITS. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.


EXHIBIT NO.                        DESCRIPTION
-----------  -------------------------------------------------------------------
    10.1     Consulting Agreement with GHL Group, Inc.
    99.1     2012 30DC, Inc. Stock Option and Award Plan






















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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                               30DC, INC.



                               By:/s/ Theodore A. Greenberg
                               ----------------------------------------------
                               Theodore A. Greenberg, Chief Financial Officer
                               Date: November 13, 2012






































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